UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2010

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 18, 2010, Avnet announced that Rick Hamada has been promoted to president and chief operating officer (COO), effective immediately, from his former position of senior vice president and chief operating officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Hamada, 52, previously served as Avnet, Inc. senior vice president and chief operating officer, a position he has held since July 2006. Hamada will continue to report to Avnet, Inc. Chairman and CEO Roy Vallee and will continue to focus on his responsibilities for overseeing the strategic direction and day-to-day operations of Avnet’s operating groups and the logistics, information technology and operational excellence support teams. Hamada joined former Avnet division Hamilton/Avnet Electronics in 1983 as a technical specialist. His career has encompassed roles ranging from technical sales support to global group president of Avnet Technology Solutions. Under his guidance Avnet Technology Solutions achieved impressive growth, while surpassing Avnet's return on capital goal. A member of the Avnet Executive Board, Hamada was first elected a corporate officer of Avnet, Inc. in 1999. He is a member of the board of directors for San Diego State University’s College of Business Administration. Prior to Mr. Hamada’s promotion to president, no officer of Avnet held that title.
Mr. Hamada will continue to participate in Avnet’s Executive Incentive Plan and its Long Term Incentive Plan on terms and conditions presently applicable.
There are no family relationships involving Mr. Hamada which would require disclosure under Item 401(d) of Regulation S-K. There are no current or proposed transactions in which Mr. Hamada or any member of his immediate family has, or will have, a direct or indirect material interest which would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

99.1 Press Release dated May 18, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

May 21, 2010	By:	Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 18, 2010.